SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                          [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [ ] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        ARXA INTERNATIONAL ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

     (3) Filing party:

         ____________________________________________________________________

     (4) Date filed:

         ____________________________________________________________________


                        ARXA INTERNATIONAL ENERGY, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JULY 31, 1996


      To the shareholders of ARXA International Energy, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Arxa International Energy, Inc. (the "Company") will be held at the Mariott World Trade Center, 3 World Trade Center, New York, New York 10048, at 3:00 p.m., for the following purposes:

      1. To elect six directors to serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and qualified;

      2. To ratify McManus & Co., P.C. as independent auditors of the Company for the fiscal year ending January 31, 1997;

      3.    To consider and act upon a proposal to establish a Stock Option
            Plan;

      4. To consider and act upon a proposal to amend the Certificate of Incorporation with respect to the Preferred Stock; and

      5. The transaction of such other business as may properly come before the meeting.

      Only shareholders of record at the close of business on June 17, 1996, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

      Shareholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarized certified copy thereof with the Company's transfer agent, Olde Monmouth Stock Transfer Co., Inc., 22 Claridge Drive, Middletown, New Jersey 07748, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          William J. Bippus, President
June 19, 1996

      THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.


                         ARXA INTERNATIONAL ENERGY, INC.

                             1331 LAMAR, SUITE 1375
                              HOUSTON, TEXAS 77010
                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                              --------------------
INTRODUCTION

      This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Arxa International Energy, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Mariott World Trade Center, 3 World Trade Center, New York, New York 10048 and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 19, 1996. All costs of soliciting proxies will be borne by the Company.

      The close of business on June 17, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 6,536,120 shares of the Company's common stock, $.001 par value ("common stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each nominee for director named in Item 1 must receive a plurality of the votes of the shares of common stock present in person or represented by proxy (and entitled to vote at the Annual Meeting) in order to be elected. The affirmative vote of the majority of the shares of common stock present or represented by proxy (and entitled to vote at the Annual Meeting) is required for the approval of Items 2 through 5 set forth in the accompanying Notice.

      All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, (iii) TO AMEND THE CERTIFICATE OF INCORPORATION WITH RESPECT TO THE PREFERRED STOCK, (iv) FOR APPROVAL OF A STOCK OPTION PLAN, AND (v) FOR ANY OTHER PROPOSAL WHICH SHALL COME BEFORE THE SHAREHOLDERS DURING THE ANNUAL MEETING. IF THE ENCLOSED PROXY IS SIGNED AND RETURNED WITH NO SPECIFIED DESIGNATION, IT WILL BE VOTED FOR THE ABOVE CAPTIONED PROPOSALS.

      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting.


                                    ITEM 1
                             ELECTION OF DIRECTORS

DIRECTOR NOMINEES

      The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than six. The stockholders will elect six directors for the coming year, and all the nominees (Messrs. Schofield, Bippus, Fleschler, Stephens, Brovedani, and Abate) presently serve as directors of the Company.

      Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

      John O. Schofield (age 52) has served as chairman of the Board of Directors since August 1995, and has served for over five years as president of Duke Resources Corporation, Onyx Corp. and Schofield Oil Company. Mr. Schofield has been active in the exploration and development of oil and gas properties for more than 22 years. In 1977, Duke Resources Corporation, under the direction of Mr. Schofield, received the "Wildcatter of the Year" award from the Illinois Oil and Gas Association, and was again nominated to be a recipient for the same award in 1991. Mr. Schofield is a certified petroleum engineer and is a member of the Society of Petroleum Engineers. Mr. Schofield is currently a director of the Illinois Oil and Gas Association and is a part director of the Independent Producers Association of America for Indiana.

      William J. Bippus (age 42) has served as president, chief executive officer, and director of the Company since August 1995. Mr. Bippus was employed by Marathon Petroleum Corporation from 1988 to July 1995. Most recently at Marathon, Mr. Bippus had responsibilities in the world wide business development unit evaluating acquisitions and entry opportunities in new areas. From 1992 to 1993, Mr. Bippus was responsible for Marathon's international non-operated areas. From 1988 to 1992, Mr. Bippus worked for Marathon in Aberdeen, Scotland and London, England as a senior geophysicist, reservoir development. From 1983 to 1987, Mr. Bippus was as senior geophysicist with Occidental Petroleum Corp. in London. Mr. Bippus worked in the International Group of Cities Services Petroleum Corp. from 1979 to 1983. Mr. Bippus holds Bachelor of Science and Masters degrees in geology and geophysics from the University of Missouri-Rolla, and is a Wyoming Board Registered Professional Geologist and the Society of Exploration Geophysicists.

      Sammy Fleschler (age 43) has served as secretary, treasurer and director of the Company since August 1995. Mr. Fleschler has been a certified public accountant since 1974. From 1974 to 1987, Mr. Fleschler was with Arthur Andersen & Co., Seidman & Seidman BDO, and KMG Main Hurdman (since merged into KPMG Peat Marwick). Since 1987, Mr. Fleschler has been a partner in Royall & Fleschler, Certified Public Accountants, with Richard Royall, the chief financial officer of the Company.

      Gregory Stephens (age 35) has served as director of the Company since August 1995. Mr. Stephens has been president and owner of Stephens Fabrication, Inc. for over five years, and is a private investor.

      Umberto Brovedani (age 60) has served as a director of the Company since January 1995. Mr. Brovedani is an international oil and gas expert and has served as a consultant based in Calgary, Alberta, Canada since 1993. From 1987 to 1993, Mr. Brovedani was general manager of the New Ventures and Exploration Divisions of Canadian Occidental. During 1991, Mr. Brovedani was vice president of Canadian Oxy Offshore Petroleum Ltd. Under Mr. Brovedani's leadership, Canadian Occidental drilled a discovery well in a previously unexplored area of Yeman. Today, this area is producing 150,000 barrels of oil per day, and is estimated to contain in excess of 450 million barrels of oil. From 1986 to 1987, Mr. Brovedani was resident manager of Occidental's Somalia operations. Political problems forced Mr. Brovedani out of Somalia before his exploration program could be completed. From 1986 to 1987, Mr. Brovedani was general manager of CanOxy International Exploration. It was during this period that Mr. Brovedani initiated the Yemen Permit acquisition. From 1983 to 1986, Mr. Brovedani was senior exploration geologist, Occidental International Oil Company, London responsible for North Sea activity. From 1974 to 1983, Mr. Brovedani held various positions with AGIP SPA in Somalia, Italy, Nigeria, and Canada, and Alaska. Mr. Brovedani has amassed over 35 years experience in international exploration. Mr. Brovedani has worked almost every major oil producing basin in the world. He has worked in many foreign countries, including many with cultural, political, and economic difficulties. Mr. Brovedani was instrumental in acquiring the Company's Tunisian interest. Mr. Brovedani is fluent in four languages including Arabic. Mr. Brovedani is active in many exploration professional societies and holds a Doctor of Geological Sciences degree from the University of Milan, Italy.

      Thomas M. Abate (age 58) has served as a director since March 1994. Mr. Abate is chairman of the board of Mega Holding Corp., the firm which was instrumental in arranging for the acquisition of ARXA USA, Inc. by the Company and the revitalization of the Company. Previously, Mr. Abate was a vice president of Orvis Brothers, a stock brokerage firm which was a member of the New York Stock Exchange. Mr. Abate has been in the stock brokerage business for over five years.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

      The Board of Directors held two meetings during the fiscal year ended January 31, 1996, and each director of the Company attended at least 75% of all Board meetings. The Company maintains a Compensation Committee and each member attended the committee meeting. Messrs. Abate, Bippus and Fleschler presently serve as members of the Compensation Committee.

      The Compensation Committee reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate.

DIRECTORS' FEES

      Directors were not paid for attendance at Board of Directors meetings during the fiscal year ending January 31, 1996. The Company does not compensate any of its directors for their services to the Company, as directors. All directors are entitled to reimbursement for reasonable travel expenses incurred in attending such meetings.

REPORTS

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended January 31, 1996, except as follows. In August 1995, Sammy Fleschler purchased 50,000 shares of common stock from William J. Bippus, and Richard R. Royall purchased 25,000 shares of common stock from each of Messrs. Bippus and Schofield. These transactions were not timely reported on Form 4 or Form 5. In August 1995, Thomas M. Abate was issued 14,418 shares of common stock, a five year warrant to purchase 13,840 shares of common stock at an exercise price of $2.00 per share, and a five year warrant to purchase 13,840 shares of common stock at an exercise price of $2.00 per share. These transactions were not timely reported on Forms 3, 4 or 5. In January 1996, (i) Mr. Fleschler was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (ii) Mr. Royall was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (iii) Umberto Brovedani was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, and (iv) Mr. Schofield sold 50,000 shares of common stock. These transactions were not timely reported on Form 4 or Form 5.

VOTE REQUIRED

      Approval of Item 1 requires the affirmative vote of a plurality of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE DIRECTORS.

                                    ITEM 2
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors wishes to obtain from the shareholders a ratification of the Board's action in appointing McManus & Co., P.C., as independent public accountants of the Company, for the fiscal year ending January 31, 1997.

      The engagement of McManus & Co., P.C. for audit services has been approved by the Board of Directors.

      In the event the appointment of McManus & Co., P.C., as independent auditors for fiscal year 1997, is not ratified by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1997 will be permitted to stand unless the Board finds other good reason for making a change.

      Representatives of McManus & Co., P.C. are expected to be present at the meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

      Approval of Item 2 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF MCMANUS & CO., P.C. AS INDEPENDENT AUDITORS OF THE COMPANY.

                                    ITEM 3
         APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                      WITH RESPECT TO THE PREFERRED STOCK

INTRODUCTION

      The Company's Board of Directors has approved, and recommends that the Company's shareholders approve a proposal which provides for an amendment to the Certificate of Incorporation creating a "blank check" preferred stock.

      The present Certificate of Incorporation provides for issuance of 2,000,000 shares of preferred stock. Article Four of the Certificate of Incorporation requires certain restrictions when the Company issues preferred stock. These restrictions include: (i) the payment of cumulative preferential dividends, (ii) restrictions on the payment of dividends for common stock, (iii) certain redemption provisions, (iv) certain liquidation provisions, and (v) restrictions on corporate actions while the preferred stock is outstanding. The Board of Directors proposes to eliminate these restrictions, thereby giving it more flexibility in the issuance of preferred stock. Specifically, the Board of Directors believes that the creation of a "blank check" preferred stock will provide the Company greater flexibility to raise capital. The creation of a "blank check" preferred stock may prevent a takeover or make a takeover more difficult through the issuance of additional preferred stock with super-voting rights or other provisions aimed to preclude or render more difficult a takeover attempt. Presently, the Board of Directors has no plans to issue any additional shares of preferred stock. The Amended Article, as proposed, is attached hereto as Exhibit A.

VOTE REQUIRED

      Approval of Item 3 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION WITH RESPECT TO THE PREFERRED STOCK.

                                    ITEM 4

                        APPROVAL OF A STOCK OPTION PLAN

INTRODUCTION

      The Company's Board of Directors has approved, and recommends that the Company's shareholders approve a proposal which provides for the creation of a stock option plan (the "Plan"), attached hereto as Exhibit B. The Board of Directors believes that the Plan will foster and promote the financial success of the Company and materially increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company.

      The Company's Board of Directors adopted and approved the Plan in May 1996, subject to shareholder approval. A total of 1,000,000 shares of Common Stock are currently reserved for issuance under the Plan. Upon shareholder approval, the Plan will become effective.

      At the Annual Meeting, the stockholders are being requested to approve the Plan and the reservation for the shares thereunder.

      The principal features of the Plan are described below:

      GENERAL. The Plan authorizes the Compensation Committee to grant options and rights to purchase shares of common stock ("Shares"). Options granted under the Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee.

      STOCK SUBJECT TO THE STOCK PLAN. Subject to other provisions of the Stock Plan, the maximum aggregate number of shares of common stock which may be optioned and sold under the Stock Plan shall be 1,000,000 shares.

      ADMINISTRATION. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the authority to: (i) determine the employees and others to whom the awards shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan.

      ELIGIBILITY. The Plan provides that options may be granted to employees, consultants and non-employee directors of the Company and its subsidiaries.

      TERMS AND CONDITIONS OF OPTIONS. Each option is to be evidenced by a stock option agreement between the Company and the employee, consultant or non-employee director to whom such option is granted, and is subject to the following additional terms and conditions.

      (a) EXERCISE PRICE. The exercise price of any non-qualified stock option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such non-qualified stock option is granted; provided, that such price may not be less than 85% of the fair market value of a share of common stock on the date the option is granted. The exercise price of any incentive stock option shall not be less than 100% of the fair market value of a share of common stock on the date on which such incentive stock option is granted; provided however, that incentive stock options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries unless the exercise price is at least 110% of the fair market value of a share of common stock on the date the option is granted, and (ii) the option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

      (b) TERM OF THE OPTION. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. No option shall be exercisable ten years from the date the option was granted. No incentive stock option granted to a 10% shareholder shall be exercisable after the expiration of five years from the date of the grant of said incentive stock option. Each option shall be subject to earlier termination, expiration or cancellation as provided under the Plan. No option may be exercised by any person after the expiration of its term.

      (c) TERMINATION OF EMPLOYMENT. (i) If the employment or consulting, service or similar relationship of a participant with the Company shall terminate for any reason other than cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the participant (a) options granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (b) options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no option shall be exercisable after the expiration of its term.

      (ii) If the employment or consulting, service or similar relationship of a participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the participant (a) options granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (b) options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no option shall be exercisable after the expiration of its term.

      (iii) In the event of the termination of a participant's employment or other relationship for cause, all outstanding options granted to such participant shall expire at the commencement of business on the date of such termination.

      (d) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a participant, any option granted to him shall be exercisable only by him or by his guardian or legal representative. No option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an option shall impose no obligation upon the holder thereof to exercise such option or right.

      (e) VALUE LIMITATION. To the extent that the aggregate fair market value of common stock subject to incentive stock options exercisable for the first time by a participant during any calendar year exceeds $100,000, such options shall be treated as non-qualified stock options.

      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number or type of shares of common stock with respect to which options may be granted hereunder, the number or type of shares of common stock subject to each outstanding option, and the exercise price per share for each such option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued common stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

      A. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of common stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such options of its intention to do so, and by permitting the exercise of such options during the 30-day period immediately after the date such notice is given.

      B. In the case of dissolution of the Company, every option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised options.

      C. On the basis of information known to the Company, the Compensation Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

      D. Upon the occurrence of a change in control, the Compensation Committee (as constituted immediately prior to the change in control) shall determine, in its absolute discretion, whether each option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such option shall continue to vest according to its terms.

      AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of common stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall
(i) increase the number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding options granted pursuant to the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

VOTE REQUIRED

      Approval of Item 4 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE CREATION OF AN INCENTIVE STOCK OPTION PLAN.

                                 STOCK OWNERSHIP

      The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's common stock as of June 17, 1996, by (i) each person known by the Company to beneficially own more than five percent of the Company's common stock, (ii) each of the Company's directors,
(iii) all of the directors and the officers of the Company as a group, and (iv) each named executive officer.



NAME AND ADDRESS            SHARES OF COMMON STOCK      PERCENT OF VOTING POWER
- ----------------            ----------------------      -----------------------
John O. Schofield                   2,366,250(1)                   33.5%
820 York Road,
Evansville, Indiana  47715

William J. Bippus                   2,384,438(2)                   33.8%
1331 Lamar, Suite 1375
Houston, Texas  77010

Gregory Stephens                     700,000(3)                    10.5%
411 Pebble Court
Russiaville, Indiana  46979

Sammy Fleschler                      336,244(4)                     5.0%
1331 Lamar, Suite 1375
Houston, Texas 77010

Umberto Brovedani                    226,082(5)                     3.4%
1311 Lamar, Suite 1375
Houston, Texas 77010

Robert J. Leslie                      50,000(6)                      *
1311 Lamar, Suite 1375
Houston, Texas 77010

Thomas M. Abate                       66,978(7)                      *
278-A New Drop Lane
Staten Island, New York  10306

All officers and directors          6,466,236(8)                   79.1%
as a group (eight persons)

- ------------

*   Less than one percent.

1. Includes a warrant for the purchase of 523,125 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.

2. Includes a warrant for the purchase of 527,344 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.

3. Includes a warrant for the purchase of 150,000 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.

4. Includes a warrant for the purchase of 41,703 shares of common stock at a purchase price of $2.00 per share which expires in January 2001, and a warrant for the purchase of 100,000 shares of common stock of the Company at a purchase price of $2.00 per share which expires in August 2000.

5. Includes a warrant for the purchase of (i) 40,000 shares of common stock at a purchase price of $2.00 per share which expires in August 2000 and (ii) 41,703 shares of common stock at a purchase price of $2.00 per share which expires in January 2001.

6. Includes a warrant to purchase 50,000 shares of common stock at a purchase price of $2.00 per share which expires in August 2000. 7. Includes warrants for the purchase of 27,680 shares of common stock at a purchase price of $2.00 per share. 8. Includes warrants to purchase 1,643,258 shares of Company stock.

                             EXECUTIVE COMPENSATION

      The following table sets forth the information with respect to the chief executive officer. No executive officer received total annual salary and bonus for the fiscal year ended January 31, 1996, in excess of $100,000.

                          SUMMARY COMPENSATION TABLE
                                                               LONG-TERM
                              ANNUAL COMPENSATION            COMPENSATION
                         ----------------------------- ------------------------
NAME AND PRINCIPAL       FISCAL           OTHER ANNUAL   STOCK              ALL OTHER
       POSITION(1)       YEAR    SALARY   COMPENSATION ISSUANCES   OPTIONS COMPENSATION
- ------------------       ------  ------   ------------ ---------   ------- ------------
William J. Bippus,        1996   $75,000        -           -         -          -
  Chief Executive
  Officer                 1995     -            -           -         -          -

                          1994     -            -           -         -          -

- ------------

(1) Mr. Bippus served as chief executive officer from August 1995. Prior thereto, the Company was dormant and there was no chief executive officer during the last three years.

           The Company has entered into a five year employment contract with William J. Bippus, its president and chief executive officer, at an annual salary of $180,000. In addition, Mr. Bippus has been granted preemptive rights to acquire any securities which may be issued by the Company. The employment agreement may be terminated for cause.

                           OFFICERS AND KEY EMPLOYEES

      NAME              AGE                      OFFICE
      ----              ---                      ------
William J. Bippus       42     President and Chief Executive Officer of the
                               Company

Richard R. Royall       50     Chief Financial Officer of the Company

Sammy Fleschler         43     Secretary and Treasurer


       Richard R. Royall has served as chief financial officer of the Company since August 1995. Mr. Royall has been a certified public accountant since 1971. From 1971 to 1985, Mr. Royall was with Haskins & Sells, Laventhol & Horwath, and Bracken, Krutilek & Royall. In 1986, Mr. Royall practiced accounting as a sole practitioner. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants, with Sammy Fleschler, a director, secretary and treasurer of the Company. In addition to the foregoing, since 1978, Mr. Royall has been actively involved in various aspects of oil and gas exploration in privately held companies and trusts.

       Messrs. Bippus' and Fleschler's biographies are set forth in Item 1, Election of Directors.

                              CERTAIN TRANSACTIONS

       In August 1995, the Company (then named Major League Enterprises, Inc.) and the stockholders of ARXA USA, Inc. ("ARXA") executed a stock exchange agreement whereby holders of all of the issued and outstanding shares of the capital stock in ARXA exchanged such securities for 5,500,000 shares of the common stock of the Company and five-year warrants for the purchase of 1,500,000 shares of the common stock of the Company for a purchase price of $2 per share ("Warrants"). The stockholders of ARXA included all of the directors of the Company, except Thomas M. Abate and Sammy Fleschler. Pursuant to the terms of the exchange, the following transactions occurred. Messrs. Bippus and Schofield each received 2,062,500 shares of common stock of the Company for nominal consideration, and Warrants to purchase 562,000 shares of common stock of the Company for services rendered in connection with the exchange. Mr. Abate received a fee of $71,000. Mr. Abate and his affiliate, Mega Holding Corp., each received Warrants for the purchase of 13,840 shares of common stock for services rendered in connection with the exchange. Mr. Royall purchased 25,000 shares of common stock from each of Messrs. Bippus and Schofield for nominal consideration, and the Company issued Mr. Royall five-year warrants to purchase 100,000 shares of common stock at a purchase price of $2.00 per share of the Company for services rendered in connection with the exchange. Mr. Fleschler purchased 50,000 shares of common stock from Mr. Bippus for nominal consideration and the Company issued Mr. Fleschler five-year warrants to purchase 100,000 shares of common stock of the Company at a purchase price of $2.00 per share for services rendered in connection with the exchange. Mr. Leslie received Warrants for the purchase of 50,000 shares of the common stock for services rendered in connection with the exchange. Mr. Brovedani was issued a Warrant to purchase 40,000 shares of common stock for services rendered.

       In January 1996, (i) Mr. Fleschler was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (ii) Mr. Royall was issued 144,703 shares of common stock and a five year warrant to purchase 41,541 shares of common stock at an exercise price of $2.00 per share for services rendered, and (iii) Mr. Brovedani was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered.

       Pursuant to non-competition agreements dated August 1995, by and between ARXA and Gregory Stephens and Duke Resources Corporation, an affiliate of Mr. Schofield, each of Mr. Stephens and Duke Resources Corporation agreed that for a period of two years from the date thereof within the States of Michigan and North Dakota they shall not lease oil and gas properties or generate oil or gas prospects. The consideration for such agreements was a promissory note in favor of Gregory Stephens in the amount of $102,662.94 and a promissory note in favor of Duke Resources Corporation in the amount of $136,995.49. These promissory notes were exchanged for 426,943 shares of the class A preferred stock January 1996, which preferred stock has a stated value of $1.00.

       In August 1995, Duke Resources Corporation assigned to ARXA certain oil and gas leases located in Calhoun County, Michigan and Billings County, North Dakota, in exchange for promissory notes in the amount of $317,876.19 due January 1996. Moveover, the Company is indebted to Gregory Stephens in the amount of $56,693.95 due January 1996, as a result of the purchase of an interest in the oil and gas lease located in Michigan and sold by Duke Resources Corporation to the Company. To secure the obligations of the Company under these promissory notes, the Company executed an escrow agreement and assignments of oil and gas leases covering the oil and gas leases located in Billings County, North Dakota and Calhoun County, Michigan. In January 1996, these promissory notes were exchanged for 187,285 shares of the class A preferred stock and promissory notes in the amount of $158,938 and $28,347, both due in July 1996 and bearing interest at the rate of eight percent per annum.

                                 OTHER MATTERS

       Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                                     GENERAL

       A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its last fiscal year is available without charge to shareholders upon written request to Mr.
Fleschler, Secretary, 1331 Lamar, Suite 1375, Houston, Texas  77010.

                              COST OF SOLICITATION

       The Company will bear the cost of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses.

                     SHAREHOLDER PROPOSALS FOR NEXT MEETING

       Proposals of shareholders intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting before February 19, 1997.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            William J. Bippus, President

Houston, Texas
                                     - 11 -


                                                                       EXHIBIT A

                                  ARTICLE FOUR

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is 102,000,000 shares divided into 2,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock") and 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"). Shares of such stock may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine.

         The following is a statement of the designations and the powers, preferences and rights and the qualifications, limitations or restrictions, of the classes of the stock of the corporation.

                                 PREFERRED STOCK

         (a) "BLANK CHECK" ISSUANCE. Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

         Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate certificates of designation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

                                  COMMON STOCK

         (a) DIVIDENDS. Subject to the prior and superior rights of the Preferred Stock with respect to which any such prior and superior rights are provided in this Article Four or by

                                      A-1

the board of directors as herein authorized, and on the conditions set forth in the foregoing part of this Certificate of incorporation pertaining to the Preferred Stock or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.
         (b) VOTING RIGHTS. Each holder of Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the Preferred Stock having voting rights shall vote together as a class. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

         (c) LIQUIDATION OR DISSOLUTION. After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respective shares.

                           DENIAL OF PREEMPTIVE RIGHTS

         No stockholder of this Corporation shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of this Corporation now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the board of directors in its discretion may fix; and the board of directors may issue shares of any class of this corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                      A-2

                                                                       EXHIBIT B

                         ARXA INTERNATIONAL ENERGY, INC.
                                STOCK OPTION PLAN


1.       ADOPTION AND PURPOSE

         ARXA International Energy, Inc., a Delaware corporation (the "Company"), adopted its Stock Option Plan ("Plan") effective _________, 1996. The purpose of the Plan is to foster and promote the financial success of the Company and materially increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. The Plan is intended to provide "incentive stock options" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. Any proceeds of cash or property received by the Company for the sale of ARXA International Energy, Inc. common stock, no par value (the "Common Stock") pursuant to Options granted under this Plan will be used for general corporate purposes.

2.       ADMINISTRATION

         2.1 The Plan shall be administered by a committee (the "Compensation Committee") appointed by the Board of Directors of the Company (the "Board") and composed of at least two Board members. The Compensation Committee shall meet the plan administration requirements described under Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any similar rule which may subsequently be in effect. Any vacancy on the Compensation Committee shall be filled by the Board.

         2.2 Subject to the express provisions of the Plan, the Compensation Committee shall have the sole and complete authority to (i) determine key employees and others to whom awards hereunder shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Compensation Committee on matters within their jurisdiction under the Plan shall be conclusive and binding on the Company and all other persons. No members of the Board or the Compensation Committee shall be liable for any action taken or determination made in good faith.

         2.3 All expenses associated with the Plan shall be paid by the Company or its Subsidiaries.

3.       DEFINITIONS

         3.1 "CAUSE" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

         3.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

                  (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change in Control) determines in its sole absolute discretion that no Change in Control has occurred;

                  (ii) Individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors; PROVIDED, HOWEVER, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 662/3% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or

                  (iii) the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

         3.3 "CONSULTANT" shall mean any person who is engaged by the Company or any parent or Subsidiary of the Company to render consulting services and is compensated for such consulting services.

         3.4 "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of employment with or service to the Company or any parent or Subsidiary of the Company that now exists or hereinafter is organized or acquires the Company for a period of 12 months. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company provided that such interruption shall not be longer than 90 consecutive days.

         3.5 "ELIGIBLE EMPLOYEE" shall mean an Employee that has provided continuous service to the Company or to any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

         3.6 "EMPLOYEE" shall mean any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

         3.7 The "FAIR MARKET VALUE" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

         3.8 "INCENTIVE STOCK OPTION" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         3.9 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

         3.10 "OPTION" shall mean an Option to purchase shares of Common Stock of the Company granted pursuant to this Plan. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         3.11 "SUBSIDIARY" shall mean a corporation (other than the Company) in which the Company directly or indirectly controls 50% or more of the combined voting power of all stock of that corporation.

4.       ELIGIBILITY

         The Compensation Committee may grant Options to purchase Common Stock under this Plan to Eligible Employees of the Company or its Subsidiaries, as well as to non-employee directors and Consultants. Employees of the Company, as well as non-employee directors and Consultants who are granted Options pursuant to this Plan shall be referred to as "Participants." The Compensation Committee shall determine, within the provisions of the Plan, those persons to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion.

5.       GRANTING OF OPTIONS

         5.1 POWERS OF THE COMPENSATION COMMITTEE. The Compensation Committee shall determine, in accordance with the provisions of the Plan, the duration of each Option, the exercise price of each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option.

         5.2 NUMBER OF OPTIONS. As soon as practicable after the date an individual is determined to be eligible under Section 4 hereof, the Compensation Committee may, in its discretion, grant to such person a number of Options determined by the Compensation Committee.

6.       COMMON STOCK

         Each Option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of
         Section 8 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 1,000,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock subject to such Option shall again become available for new Options to be granted under the Plan to any eligible person (including the holder of such former Option) at an exercise price determined in accordance with Section 7.2 hereof, which price may then be greater or less than the exercise price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

7.       REQUIRED TERMS AND CONDITIONS OF OPTIONS

         7.1 AWARD OF OPTIONS. The Compensation Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options or Non-Qualified Stock Options to purchase for cash or shares the number of shares of Common Stock allotted by the Compensation Committee. However, subject to the provisions of Sections 7.4 and 7.5, Incentive Stock Options may be granted only to Eligible Employees. The date an Option is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Participant pursuant to the Plan.

         7.2 EXERCISE PRICE. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as provided in Section 7.4 hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

         7.3 TERM AND EXERCISE. Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Compensation Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; PROVIDED, HOWEVER, that (A) no Option shall be exercisable after the expiration of 10 years from the date such Option was granted, and (B) no Incentive Stock Option granted to a 10% shareholder as set forth in Section 7.4 hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted, and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 7.7 hereof.

         7.4 TEN PERCENT SHAREHOLDER. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries unless (i) the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (ii) the Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         7.5 MAXIMUM AMOUNT OF OPTION GRANT. To the extent that the aggregate Fair Market Value (determined on the date the Option is granted) of Common Stock subject to Incentive Stock Options exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

         7.6 METHOD OF EXERCISE. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Compensation Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

         7.7 DELIVERY OF STOCK CERTIFICATES. Certificates for shares of Common Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when the stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

8.       ADJUSTMENTS

         8.1 The aggregate number or type of shares of Common Stock with respect to which Options may be granted hereunder, the number or type of shares of Common Stock subject to each outstanding Option, and the exercise price per share for each such Option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

         8.2 Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of Common Stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised Options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such Options of its intention to do so, and by permitting the exercise of such Options during the 30-day period immediately after the date such notice is given.

         8.3 In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each Option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised Options.

         8.4 On the basis of information known to the Company, the Compensation Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

         8.5 Upon the occurrence of a Change in Control, the Compensation Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

9.       OPTION AGREEMENTS

         Each award of Options shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain such restrictions, terms and conditions as the Compensation Committee may require in accordance with the provisions of this Plan. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Compensation Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

10.      LEGAL AND OTHER REQUIREMENTS

         10.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Compensation Committee, in its sole discretion, deems necessary or desirable. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         10.2 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Compensation Committee may at any time impose any limitations upon the exercise, delivery and payment of any Option which, in the Compensation Committee's discretion, are necessary in order to comply with Section 16(b) and the rules and regulations thereunder.

         10.3 A Participant shall have no rights as a stockholder with respect to any shares covered by an Option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment, other than pursuant to Section 8 hereof, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11.      NON-TRANSFERABILITY

         During the lifetime of a Participant, any Option granted to him shall be exercisable only by him or by his guardian or legal representative. No Option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option or right.

12.      NO CONTRACT OF EMPLOYMENT

         The adoption of this Plan or the grant of any Option shall not be construed as giving a Participant the right to continued employment with the Company or any Subsidiary of the Company. Furthermore, the Company or any Subsidiary of the Company may at any time dismiss a Participant from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan or any Option agreement.

13.      EFFECT OF TERMINATION OF EMPLOYMENT

         13.1 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

         13.2 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

         13.3 In the event of the termination of a Participant's employment or other relationship for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

14.      INDEMNIFICATION OF COMPENSATION COMMITTEE

         In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15.      WITHHOLDING TAXES

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

16.      NEWLY ELIGIBLE EMPLOYEES

         Except as otherwise provided herein, the Compensation Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan.

17.      TERMINATION AND AMENDMENT OF PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 8 hereof, (ii) materially increase the benefits accruing to individuals holding Options granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

18.      GENDER AND NUMBER

         Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender and vice versa, and the singular shall include the plural and the plural shall include the singular.

19.      GOVERNING LAW

         The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

20.      EFFECTIVE DATE OF PLAN

         The effective date of the Plan is _____________, 1996. The Plan, each amendment to the Plan, and each Option granted under the Plan is conditioned on and shall be of no force or effect until approval of the Plan and each amendment of the Plan by the holders of a majority of the shares of Common Stock of the Company.